Exhibit 10.8

November 17, 2008

VeraSun Energy Corporation

Each of the VSE Guarantors signatory hereto

100 22nd Avenue

Brookings, South Dakota 57006

Re:     VeraSun Energy Corporation — Waiver Letter

Ladies and Gentlemen:

This letter (this “Waiver Letter”) is delivered to you in connection with that certain letter agreement re: VeraSun Energy Corporation – DIP Facility Commitment Letter, dated as of November 3, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Commitment Letter”), among the undersigned VSE DIP Lenders (as defined therein), VeraSun Energy Corporation (the “VSE Borrower”) and the VSE Guarantors (as defined therein; and, together with the VSE Borrower, the “VSE Obligors”). Capitalized terms used herein but not defined herein shall have the meanings provided therefor in the Commitment Letter.

Reference is made to that certain VeraSun Energy Corporation Priming Superpriority DIP Facility Definitive Summary of Terms and Conditions, dated as of November 3, 2008 (the “VSE DIP Term Sheet”), which was attached as (a) Exhibit A to the Commitment Letter and (b) Exhibit A to that certain Interim Order (I) Authorizing Debtors to Obtain Post-Petition Senior Secured Super-Priority Financing pursuant to 11 U.S.C. §§ 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e), (II) Authorizing the Repayment of Certain Pre-Petition Secured Obligations, (III) Granting Adequate Protection to Pre-Petition First Lien Secured Parties pursuant to §§ 361, 362, 363 and 364, (IV) Scheduling Final Hearing pursuant to Bankruptcy Rules 4001(b) and (c), and (V) Related Relief, entered by the United States Bankruptcy Court for the District of Delaware in Case No. 08-12606 (BLS), in re: VeraSun Energy Corporation, et al, on November 3, 2008.

The VSE Obligors have requested that the VSE DIP Lenders waive certain requirements set forth in the VSE DIP Term Sheet. In furtherance thereof, the VSE DIP Lenders hereby agree to waive (a) the requirement set forth in the “Documentation” section of the VSE DIP Term Sheet that the VSE DIP Loan Documentation be executed and delivered by the parties thereto on or prior to November 17, 2008 (the “November 17 Delivery Requirement”) and (b) any default or requirement to repay the VSE DIP Loans that has arisen or may arise as a result of the failure of the VSE Obligors to meet the November 17 Delivery Requirement; provided, that (x) the VSE DIP Lenders shall not have any commitment to make any additional VSE DIP Loans prior to the date on which the VSE DIP Loan Documentation is executed and delivered by the parties thereto and (y) in the event that no such VSE DIP Loan Documentation is executed and delivered by the parties thereto on or prior to November 21, 2008, the VSE Obligors shall be considered in default under the Commitment Letter and the VSE DIP Loans shall become immediately due and payable.

This Waiver Letter shall be governed by, and construed in accordance with, the laws of the State of New York. This Waiver Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. This Waiver Letter shall become effective on the date that each of the VSE DIP Lenders has received this Waiver Letter executed and delivered by a duly authorized officer of each of the VSE Obligors and each of the VSE DIP Lenders. Delivery of an executed signature page of this Waiver Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

By accepting this Waiver Letter, each VSE Obligor agrees to the foregoing provisions.

[SIGNATURE PAGES FOLLOW]

Please confirm that the foregoing is our mutual understanding by signing and returning to the VSE DIP Lenders an executed counterpart of this letter.

Very truly yours,

TRILOGY PORTFOLIO COMPANY, LLC

By	/s/ Paul S. Greenberg
Name:	Paul S. Greenberg
Title:	Principal

TRILOGY SPECIAL SITUATIONS MASTER FUND, LTD.

By	/s/ Paul S. Greenberg
Name:	Paul S. Greenberg
Title:	Principal

MARINER LDC

By:	Mariner Investment Group, LLC as Investment Manager

By	/s/ John C. Kelty
Name:	John Kelty
Title:	Authorized Signatory

[Signature Page to Waiver Letter]

AIG GLOBAL INVESTMENT CORP., on behalf of various of its investment advisory and sub-advisory clients

By	/s/ Tim Lindvall
Name:	Tim Lindvall
Title:	Vice President

AIG SUNAMERICA ASSET MANAGEMENT CORP., as Investment Advisor

By	/s/ Tim Lindvall
Name:	Tim Lindvall
Title:	Vice President

[Signature Page to Waiver Letter]

WAYZATA OPPORTUNITIES FUND II, L.P.
By: WOF II GP, L.P., its General Partner
By: WOF II GP LLC, its General Partner

By	/s/ Patrick J. Halloran
Name:	Pat Halloran
Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND OFFSHORE II, L.P.
By: WOF Offshore II GP, LLC, its General Partner
By: Wayzata Investment Partners, LLC, its Manager

By	/s/ Patrick J. Halloran
Name:	Pat Halloran
Title:	Authorized Signatory

[Signature Page to Waiver Letter]

ACCEPTED AND ACKNOWLEDGED

AS OF NOVEMBER 17, 2008

VERASUN ENERGY CORPORATION, as VSE Borrower

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN GRANITE CITY, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN REYNOLDS, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN BIODIESEL, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN LITCHFIELD, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN TILTON, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Waiver Letter]

VERASUN AURORA CORPORATION, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN CHARLES CITY, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN MARKETING, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN WELCOME, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN FORT DODGE, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

VERASUN HARTLEY, LLC, as VSE Guarantor

By	/s/ Mark D. Dickey
Name:	Mark D. Dickey
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Waiver Letter]